MERIDIAN FUND, INC.®

Meridian Equity Income Fund®

Meridian Growth Fund®

Meridian Contrarian Fund

Meridian Small Cap Growth Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated February 29, 2016

to the Statement of Additional Information dated October 30, 2015 for Legacy Class Shares, Institutional Class Shares,

Class A Shares, Class C Shares and Investor Class Shares

The following change has been made to the Funds’ Statement of Additional Information dated October 30, 2015 (the “SAI”):

The paragraph following the first table on page 27 of the SAI is deleted and replaced in its entirety with the following:

“* The Adviser voluntarily agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds (excluding acquired fund fees and expenses for all of the Funds and excluding dividend expenses on securities sold short and interest expenses on short sales for the Meridian Equity Income Fund only) exceeds the expense limitations listed below. With respect to these limits, the Adviser waived the fees listed below.”

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE